Exhibit 99.3
PBGM01 Study in Infantile GM1 Gangliosidosis Interim Clinical Results from Cohorts 1-4 and Program Update of Imagine-1 Clinical Study August 7, 2023

2 Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including progress of the Imagine-1 clinical study and the availability of clinical data from the study; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about manufacturing plans and strategies; our expectations about cash runway; and the ability of our lead product candidates to treat their respective target monogenic CNS disorders. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

3 Executive Summary Mark Forman, M.D., Ph.D.

4 Welcome & Agenda Welcome Will Chou, M.D. Executive Summary Mark Forman, M.D., Ph.D. Imagine-1 Interim Clinical Results and Program Update Samiah Al-Zaidy, M.D. Closing Remarks Will Chou, M.D. Q&A Will Chou, M.D. Chief Executive Officer, Passage Bio Mark Forman, M.D., Ph.D. Chief Medical Officer, Passage Bio Samiah Al-Zaidy, M.D. Vice President, Clinical Development Passage Bio

5 PBGM01 is a Potentially Transformative Therapy for GM1 Gangliosidosis, a Rare, Underserved Disorder GM1 GANGLIOSIDOSIS • Inherited lysosomal storage disease that leads to progressive damage to both the CNS and peripheral tissues • Caused by loss-of-function mutations in the GLB1 gene • No approved disease-modifying therapies OUR APPROACH – PBGM01 • Next-generation, proprietary AAVhu68 capsid • Delivers functional GLB1 transgene encoding β-Gal enzyme to the brain and peripheral tissues through ICM delivery

GM1 Gangliosidosis Disease Continuum

Disease severity inversely related to residual β-Gal enzyme activity


GM1 Gangliosidosis is a Continuum
Type 1 (Early Infantile)
Onset <6 months
• Hypotonia
• Neurodegeneration
• Developmental regression
• Seizures
• Skeletal dysplasia
• Survival: <2 years without supportive care
Type 2a (Late Infantile)
Onset 6–24 months
• Developmental plateau, followed by regression
• Impaired ambulation
• Impaired cognition
• Seizures
• Survival: 5 to 10 years
Type 2b (Juvenile)
Onset 2–5 years
• Impaired ambulation
• Dysarthria
• Variable skeletal disease
• Decreased cognition
• Survival into 2nd decade
Focus of Imagine-1 Trial
Disease Severity
Negligible to 5%
~ 1– 5%
~ 3 – 10%
Residual Enzyme Activity (Serum)

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Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. Jarnes JR, et al. *Mol Genet Metab*. 2017;121(2):170-179. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet].

PassageBio

7 Key Objectives for Imagine-1 Study Establish Safety Profile of PBGM01 Determine Optimal Dose for Therapeutic Effect Understand PBGM01 Benefit Across Infantile GM1 Patient Populations

8 Promising Interim Data from First 8 Treated Patients Favorable safety profile and well-tolerated Initial evidence of improved survival in study participants Dose-dependent increase in CSF β-Gal activity, with increase sustained up to 12-months post-dose Dose-dependent decrease in β-Gal substrate (GM1 ganglioside) in CSF, with Dose 2 able to achieve healthy control levels

9 Imagine-1 Interim Clinical Results Samiah Al-Zaidy, M.D.

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Completed dosing of initial four cohorts evaluating two doses in early and late infantile GM1

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Immunosuppression	Low dose steroids for 4 weeks then taper
Duration	Two years, with rollover into long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Biomarkers	• β-Gal activity (CSF & serum) • GM1 gangliosides (CSF) • Other exploratory biomarkers



COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
60 days between subject enrollment
Dosing complete
IDMC review

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* Genome copies per gram of estimated brain weight

Passage Bio

11 Imagine-1 Baseline Patient Characteristics Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 Diagnosis Late Onset Late Onset Early Onset Late Onset Early Onset Late Onset Early onset Early onset Dose level received Dose 1 Dose 1 Dose 1 Dose 2 Dose 1 Dose 2 Dose 2 Dose 2 Cohort 1 1 3 2 3 2 4 4 Gender Male Male Female Female Male Male Female Male Onset of symptoms (months) 14 12 5 13 birth 12 4 birth Chronological age at baseline (months) 14 31 15 18 6 17 7 6 DBS β-Gal activity (nmol/ml/hr)(1) 0.0 0.2 0.0 0.0 0.1 0.0 0.4 0 Genotype c.601C>T, c.601C>T c.601C>T, c.1733AA>G c.694dupC, c.694dupC c.1370G>A, c.168C>G c.1577dup, c.1577dup c.1733A>G, c.802G>C c.765G>C, c.841C>T c.176G>A, c.176G>A DBS, dry blood spot. 1Lower limit of normal: <5.0 nmol/mL/h..

12 Imagine-1 Study: Cohorts 1-4 Safety & Tolerability No treatment-related serious adverse events (SAEs) All treatment-related adverse events (AEs) were mild-to-moderate in severity No clinically significant changes in liver function requiring intervention No evidence of DRG toxicity, as measured by nerve conduction studies No complications related to ICM administration Favorable immunological profile with no clinically significant immune responses1 PBGM01 was well tolerated and had a favorable safety profile at interim analysis* *Patient follow-up ranges from 8 to 28 months post-dosing as of a data cutoff of June 26, 2023 1 No patients required adjustment to immunosuppression regimen.

13 Initial Evidence of Improved Survival Among Study Participants vs. Natural History * From Lang FM, et al. Mol Genet Metab. 2020;129(3):228-235. Lang et al meta-analysis defined GM1 Type I as disease onset <12 months of age (n=154) 0.0 0.2 0.4 0.6 0.8 1.0 0 10 20 30 40 50 60 Probability of Overall Survival Age (months) Infantile GM1 Survival: Imagine-1 vs. Natural History PBGM01 Natural History* Number of subjects at risk Natural History* 154 139 82 4 0 0 0 Imagine-1 6 6 3 1 1 1 0 Infantile GM1 Natural History: • Mean survival: 18.9 months • No survival beyond 35 months Imagine-1: • 100% survival in subjects > 20 months of age (n=3) that received PBGM01 Key Points

14 Dose 1 Exhibited Modest Effects on Key CSF Biomarkers 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450 Gangliosides, apparent nM Time (days) Dose 1 GM1 Ganglioside, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile Late Infantile: Circle Early Infantile: Square Healthy adult mean CSF= Cerebrospinal Fluid 0 1 2 3 4 5 6 0 30 60 90 120 150 180 210 240 270 300 330 360 390 420 450 β-Gal, nmol/mL/3hr Time (days) Dose 1 β-galactosidase, CSF P1 Late Infantile P2 Late Infantile P3 Early Infantile P5 Early Infantile Healthy adult mean GM1 NHS mean b-Gal • Dose 1 PBGM01 resulted in modest (1.5 to 4.8x) increase in CSF b-Gal activity relative to baseline at day 30 • No patients maintained a normal adult level of b-Gal activity Gangliosides • Dose 1 PBGM01 did not result in reduction of GM1 gangliosides • Patient 3 (modest increase in b-Gal activity): increased GM1 ganglioside levels were associated with clinical worsening Key Points – Dose 1

15 Dose 2 Resulted in Robust Increases in CSF b-Gal Activity and Decreases in GM1 Gangliosides 0 200 400 600 0 30 60 90 120 150 180 210 240 270 300 330 360 Gangliosides, apparent nM Time (days) Dose 2 GM1 Ganglioside, CSF P4 Late Infantile P6 Late Infantile P7 Early Infantile P8 Early Infantile β-Gal • In 3 of 4 children, Dose 2 PBGM01 resulted in CSF β-Gal exceeding average levels seen in healthy adults and GM1 Natural History Study (NHS)* − 4.7x to 16.1x increase in CSF β-Gal activity vs. baseline at day 30 (n=3) • Increased CSF β-Gal activity can be sustained for up to 12 months Gangliosides • GM1 gangliosides achieved normal adult levels at 1-year post-dose − Gangliosides continue to decline over time in all patients Healthy adult mean 1. Lang FM et al., Mol Genet Metab.2020;129:228-235; CSF= Cerebrospinal Fluid *Based on preliminary data from University of Pennsylvania’s ODC Natural History Study (NHS) (NCT04041102); value range (0.3-1.81 nmol/mL/3hr) GM1 gangliosides hypothesized to mediate CNS manifestations of disease1 0 1 2 3 4 5 6 0 30 60 90 120 150 180 210 240 270 300 330 360 β-Gal, nmol/mL/3hr Time (days) Dose 2 β-galactosidase, CSF P4 Late Infantile P6 Late Infantile P7 Early Infantile P8 Early Infantile Healthy adult mean GM1 NHS mean Key Points – Dose 2 Late Infantile: Circle Early Infantile: Square

Imagine-1

Summary

SAFETY & CLINICAL DATA

PBGM01 continues to have a favorable safety profile in both early and late infantile GM1

- No serious AEs related to study treatment
- No evidence of DRG toxicity
- No complications related to ICM injection

PBGM01 shows initial evidence of improved survival vs. historical controls

BIOMARKER DATA

PBGM01 can achieve healthy control levels of missing enzyme and deleterious substrate

- In 3 of 4 patients, Dose 2 resulted in CSF β-Gal activity that exceeded average levels seen in healthy adults and GM1 Natural History Study*
- Reduction in GM1 gangliosides following Dose 2 has ability to achieve normal adult levels

PBGM01 has demonstrated durability up to 12 months after treatment

Dose-dependent pharmacodynamic effects

AEs=adverse events; ICM=intra-cisterna magna

*Based on preliminary data from University of Pennsylvania's ODC Natural History Study (NHS) (NCT04041102).

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PassageBio

17 Program Update Samiah Al-Zaidy, M.D.

Imagine-1

Advancing Program to Evaluate Higher Dose (Dose 3)

Potential for an incremental benefit with dose escalation

Preclinical Rationale for Dose Escalation

- Expectation of further increase in β-Gal activity and improved lysosomal function
- Dose 3 (2.2×10^{11} GC/g) maintains safety window to maximum dose tested in NHP toxicology study

GLB1 -/- Mice	Minimum Effective Dose Study[1]			
ICV Dose (GC):	**4.4×10^{9}**	**1.3×10^{10}**	**4.4×10^{10}**	**1.3×10^{11}**
Elevated β-Gal activity – Brain (Fold increase vs normal control*)	0.6	0.8	2.6	3.8
Elevated β-Gal activity – CSF (Fold increase vs normal control*)	1.4	1.4	4.1	6.8
Improved lysosomal function – Brain Reduced LAMP1 staining	X	✓	✓✓	✓✓✓
GC/g Brain Mass Equivalent	**1.1×10^{10} (MED)**	**3.3×10^{10}**	**1.1×10^{11}**	**3.3×10^{11}**
Imagine-1 Dose		**Dose 1**	**Dose 2**	**Dose 3**

Clinical Rationale for Dose Escalation

- Absence of dose-limiting toxicities in both Early and Late Infantile GM1
- Dose-dependent increase in CSF β-Gal
- Dose-dependent decrease in CSF GM1 gangliosides
- Achievement of normal adult levels required 1 year

Drug Product Supply

- Additional cohorts can leverage existing product inventory

*Normal control = age-matched, vehicle-treated *GLB1* +/- littermate

[1] Assays evaluated at 150 and/or 300 days post-dose

Abbreviations: β-Gal, beta-galactosidase; CSF, cerebrospinal fluid; d, day; GC, genome copies; GLB, galactosidase beta-1 gene; ICV, intra-cerebroventricular; MED, minimum effective dose; NHP, non-human primate; NT, not tested

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PassageBio

Imagine-1

PBGM01 – Amended Protocol

Addition of 2 cohorts to explore dose 2x higher than Dose 2

Cohorts 5 & 6 (Dose 3) Status Update

- Concurrent dosing of Early and Late Infantile GM1
- Updated Inclusion/Exclusion Criteria to enroll children with earlier stage of disease

  Early Infantile:
  - Decreased age at enrollment from 4-24 months to 1-12 months

  Late Infantile:
  - Decreased upper age limit at enrollment from 36 months to 24 months
  - Added requirement of minimum function of sitting without support
- Amended protocol approved in multiple countries including United States, Canada, Brazil and Turkey
- **Treated first patient at Dose 3 in July, with multiple additional patients being evaluated for study eligibility**


COHORT 5
Late Infantile
(n=3)
COHORT 6
Early Infantile
(n=3)
DOSE 3 (2.2e11 GC/g)*
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment within a Cohort

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PassageBio

20 Closing Remarks Will Chou, M.D.

21 Imagine-1 Progressing Well Against Key Study Objectives Establish Safety Profile of PBGM01 Determine Optimal Dose for Therapeutic Effect Understand PBGM01 Benefit Across Infantile GM1 Patient Populations ✓ Favorable safety and immunological profile at Dose 1 & 2 − No SAEs related to study treatment − No evidence of DRG toxicity − No complications related to ICM injection ✓ Dose 2 able to achieve healthy control levels of CSF β-Gal activity and GM1 gangliosides ✓ Biomarker changes were durable for up to 12 months ✓ Dose-dependent preclinical effect translated into clinic Dose 3 has potential to further improve biomarker response and therapeutic effect ✓ PBGM01 shows initial evidence of improved survival vs. historical controls Recent study modifications target patients earlier in disease progression, thereby maximizing the potential for clinical benefit

22 PBGM01 Program Anticipated Next Steps • Treated first patient at Dose 3 in July • Plan to share initial safety and biomarker data from Dose 3 by mid-2024 Complete enrollment of Cohorts 5 and 6 • Analyze data from Cohorts 1-6 to establish safety/tolerability profile and therapeutic potential of each dose Determine optimal dose for confirmatory study • Continued interactions with regulatory authorities as data set matures to align on design of confirmatory study and pathway to Biologics License Application Continue engagement with regulatory authorities

Q&A